Farm Credit Canada
Agribusiness and Agri-Food Division

March 24, 2016

Village Farms Canada Limited Partnership
4526 80th Street,
Delta, B.C. V4K 3N3

Dear Sirs:

RE: FCC Customer number 0200621699
Amendments to Loan Terms

This is to confirm our agreement concerning a change to the obligations set out in your Credit Agreement dated March 28, 2013 with Farm Credit Canada.

As of May 1, 2016, Credit Facility Details in your Credit Agreement *are* amended as follows:

Under Section 1.1 New Credit Facility details

Subsequent payment Schedule details

Add:

Third payment type details	
Third payment type	Fixed Principal + Interest (USD)
Start date	2016-06-01
Payment frequency	Monthly
Payment amount	252,761.14
End date	2021 -05-01

As a result of this addition, it is understood that the Amortization period under Credit Facility Details is now extended to 15 years from May 1, 2016.

As of May 1, 2016, the interest rate determination in your Credit Agreement is amended as follows:

Under Section 1.2 Interest Rate Determination

Remove:

The interest rate applicable under the Loan shall be determined on the basis of the following grid based on the Borrower's Debt to EBITDA ratio as provided below:

Level	Debt to EBITDA	Interest Rate Spread – LIBOR Plus
1	4.01x – 4.50x	500 bps
2	4.00x – 3.76x	450 bps
3	3.75x – 3.51x	400 bps
4	3.50x – 3.01x	350 bps
5	< 3.01 x	300 bps

Add:

The interest rate applicable under the Loan shall be determined on the basis of the following grid based on the Borrower's Debt to EBITDA ratio as provided below:

Level	Debt to EBITDA	Interest Rate Spread – LIBOR Plus
1	4.01x – 4.50x	450 bps
2	4.00x – 3.76x	425 bps
3	3.75x – 3.51x	400 bps
4	3.50x – 3.26x	375 bps
5	< 3.26 x	325 bps

All other covenants/terms of the above Credit Agreement are hereby confirmed and remain in full force and effect.

Please sign in the space indicated below and return this document to us as evidence of your acceptance of the above amendments.

Sincerely,

Mark Cartier
Senior Relationship Manager

201-5460 152nd Street | Surrey BC V3S 5J9 | T: 604-576-3577 | F: 604-575-4257 | fccfinancing.ca

We agree to the above amendments. We agree that the above Credit Agreement is confirmed and remains in full force and effect in all other respects.

(Borrower signature) Village Farms Canada Limited Partnership	3/20/16 (Date)
(Guarantor signature) Village Farms International, Inc.	3/28/16 (Date)
(Guarantor signature) Agro Power Development, Inc.	3/28/16 (Date)
(Guarantor signature) VF Operations Canada Inc.	3/20/16 (Date)
(Guarantor signature) VF U.S. Holdings Inc.	3/20/16 (Date)

(Guarantor signature) | (Date) 3/28/16
Village Farms of Delaware, L.L.C.

(Guarantor signature) | (Date) 3/20/16
Village Farms, L.P.

(Guarantor signature) | (Date) 3/20/16
Village Farms Canada GP Inc.